Exhibit 10.22

CERTAIN MATERIAL (INDICATED BY [***]) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
THIRD AMENDMENT TO SUPPLY AGREEMENT - ROLONTIS

This THIRD AMENDMENT TO SUPPLY AGREEMENT - ROLONTIS (this “Third Amendment”) is made and effective April 12, 2023 (the “Third Amendment Effective Date”) by and between Spectrum Pharmaceuticals, Inc., a Delaware corporation (“Spectrum”) and Hanmi Pharmaceuticals Co., Ltd., a company incorporated under the laws of the Republic of Korea (“Hanmi”). In this Third Amendment, Hanmi and Spectrum each may be referred to individually as “Party” and together as the “Parties.”

WHEREAS, Spectrum and Hanmi are parties to that certain Supply Agreement, dated February 28, 2018, as amended by that certain First Amendment dated December 6, 2019, that certain Second Amendment dated January 1, 2022 (the “Supply Agreement”);

WHEREAS, the Parties wish to, among other things, revise the terms of the Supply Agreement with respect to purchase orders forth below:
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and conditions contained in this Third Amendment, the Parties agree as follows:
1.    Definitions.    Unless otherwise indicated, capitalized terms used but not defined herein have the meanings set forth in the Supply Agreement.

2.Amendment to Section 2.1 of the Supply Agreement.    A new Section 2.1.5 of the Supply Agreement shall be added following Section 2.1.4 of the Supply Agreement as follows:

2.1.5 Deferred Payment Schedule for the payment of invoices [***]
The parties hereby agree that the [***] invoices with numbers [***] are due for payment from Spectrum to Hanmi in accordance with the payment schedule below. Spectrum hereby agrees to pay Hanmi a total invoice amount of [***] for the shipments of Product further described in Exhibit A attached hereto and incorporated by reference according to the payment schedule included below. Spectrum shall pay such payments within [***] days of the end of the specified calendar quarter.

If Spectrum during any quarter of the payment schedule below fails to achieve [***] within the quarter, Hamni agrees to allow Spectrum to push the quarterly payment to the next quarter, where [***] is achieved. If after failing to achieve a quarter of [***], Spectrum achieves [***], Spectrum agrees to pay Hamni for one (1) payment that was due during the quarter that had [***] as well as the current quarter’s payment. If multiple quarterly payments were pushed due to failing to achieve [***], Spectrum shall only be responsible for paying one (1) payment back at a time under the terms set forth in quarters with [***].

Quarter	Payment Amount (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]
3.    Continuing Effect. Except as specifically amended by this Third Amendment, the Supply Agreement shall remain in full force and effect in accordance with its terms. Sections or other headings contained in this Third Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Third Amendment.

4.    Countergarts. This Third Amendment may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Third Amendment to Supply Agreement-Rolontis as of the Third Amendment Effective Date.

SPECTRUM PHARMACEUTICALS, INC.

By: /s/ Tom Riga
Name: Tom Riga
Title: President and CEO

HANMI PHARMACEUTICALS CO., LTD.

I
By:/s/ Jae Hyun Park ________________
Name: Jae Hyun Park
Title: Chief Executive Officer

Exhibit A

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